FCF P-2 04/14

SUPPLEMENT DATED APRIL 14, 2014

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF

Franklin Custodian Funds

Franklin DynaTech Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Franklin Growth Fund

The Prospectus is amended as follows:

I. The Fund Summary “Sub-Advisors” section on page 14 has been removed.

II. The Fund Summary “Portfolio Managers” section beginning on page 14 is revised as follows:

SERENA PERIN VINTON, CFA

Senior Vice President of Advisers and portfolio manager of the Fund since 2008.

CONRAD B. HERRMANN, CFA

Senior Vice President of Advisers and portfolio manager of the Fund since 1991.

III. The Fund Details “Management” section beginning on page 56 is revised as follows:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund’s investment manager. Together, Advisers and its affiliates manage, as of December 31, 2013, over $879 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in securities of companies that are leaders in their industry. The portfolio managers of the team are as follows:

SERENA PERIN VINTON, CFA Senior Vice President of Advisers

Ms. Vinton has been a portfolio manager of the Fund since 2008. She has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1991.

CONRAD B. HERRMANN, CFA Senior Vice President of Advisers

Mr. Herrmann has been a portfolio manager of the Fund since 1991, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

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Please keep this supplement with your prospectus for future reference.